Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT SOLUTIONS, et al., Debtors.	) ) ) ) ) )	Case No. 05-12802 RGM Jointly Administered Chapter 11

MONTHLY OPERATING REPORT Calendar Month November 1, 2005 to November 30, 2005

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual      X

2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Ed Maddox, President XSI, 11591 Greenwich Point Road, Reston Va 20194
Vincent Mencher, Temporary Accounting Support, Acsys, Inc. 12120 Sunset Hills Road, Reston, Va 20190

3. NUMBER OF EMPLOYEES paid during this period: 19

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes      No X . If yes, explain below:

5. Are all BUSINESS LICENSES current? Yes X No      Not Applicable

6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$41,365.47

Collected this Period	$0.00

Ending Balance	$41,365.47

7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 480,642.72 31-60 Days: $ 126,404.05 Over 60 Days: $ 250.00

If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

CUSTOMER	AMOUNT	COMMENT

Union Pacific Railroad	$250.00	UPR is slow to process minor invoices – have requested prompt payment.

8. POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 122,358.25 31-60 Days: $ 14,172.34 Over 60 Days: $ 49,609.07

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

PAYEE	AMOUNT	COMMENT

8618 Westwood Center Drive	$21,657.72	August & September rent payments for a lease that was automatically rejected.

Deltek	$6,155.94	Accounting System License Payment – on hold pending software license renegotiation

Hayworth – Independent Contractor	$11,823.34	Contract terms – payable upon receipt of client

Planisware — vendor	$21,795.41	Contract terms — payable upon receipt from client

Popp — Independent Contractor	$2,340.00	Contract terms — payable upon receipt from client

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes       No_X_. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

All taxes are paid by Xybernaut Corporation, Xybernaut Solutions, Inc’s parent company who is co-filing on this case. Xybernaut Corporation’s operations report will address the company’s current tax status.

10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes _X     No      If no, explain:

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes _X     No      Explain:

12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates

Auto	93256759	3/31/05-3/31/06

Fire

General Liability	35392595	3/31/05-3/31/06

Excess/Umbrella Liability	79781303	3/31/05-3/31/06

Workers Comp	71714215	3/31/05-03/31/06

Errors & Omissions	35392595	3/31/05-3/31/06

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes      No _X     Explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes _X     No      Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes.     No      X     Explain:

15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary)

Creditor	Frequency of Payments per	Amount of Each	Next Payment	Post-Petition Pmts. No Made

NONE

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary):

Professional	Service	Amount

NONE

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $ _0.00

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: December 15, 2005	DEBTOR-IN-POSSESSION

Name/Title: /s/Edward P. Maddox, President	Xybernaut Solutions, Inc.

Address: 11591 Greenwich Pt. Rd	12701 Fair Lakes Circle, Suite 160,

Reston, Va 20194	Fairfax, Va 22033

Phone: 703-654-3595

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT SOLUTIONS, et al., Debtors.	) ) ) ) ) )	Case No. 05-12802 RGM Jointly Administered Chapter 11

Cash Disbursements Summary Report

Calendar Month Ending November 30, 2005

Total Disbursements from Operating Account	(See Note 1) $153,440.78
Total Disbursements from Payroll Account	(See Note 2) $172,930.11
Total Disbursements from Tax Escrow Account (See Note 3) — N/ A -
Total Disbursements from any other Account	(See Note 4) - N/ A -
Grand Total Disbursements from all Accounts	$326,370.89

Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR- IN-POSSESSION ACCOUNT.

In re: Xybernaut Solutions, et al. Case Number: 05-12802 Jointly Administered

BALANCE SHEET
As of November 30, 2005

Current Assets Cash	261,029.37
Pre-Petition Accounts Receivable	41,365.47
Post-Petition Accounts Receivable	607,296.77
Receivables from Officers	0.00
Employees, Affiliates	0.00
Note Receivables	0.00
Inventory	74,695.00
Other Current Assets:
Due to / From Xybernaut	545,173.26
Unbilled Accounts Receivable	314,914.19
Prepaid Other	13,351.31
Accounts Receivable Other XSI	337.00
Employee Advances	(287.00)
Total Current Assets		1,857,875.37
Fixed Assets Land	0.00
Buildings	0.00
Equipment, Furniture & Fixtures	231,790.29
Less Accumulated Depreciation	(160,037.00)
Total Fixed Assets		71,753.29
Other Assets Retainage	30,038.00
Deposits	6,750.10
Total Other Assets		36,788.10
Total Assets		1,966,416.76
Post-Petition Liabilities Accounts Payable	186,139.66
Salaries Payable	68,418.46
Bonuses Payable	(250.00)
Commissions Payable	12,764.78
Accrued Vacation	74,035.76
Accrued Rent & Storage	7,607.03
Taxes Payable	341.17
Accrued Interest	0.00
Deferred Revenue	117,941.84
Total Post-Petition Liabilities		466,998.70
Pre-Petition Liabilities Priority Claims	21,888.15
Secured Debts	0.00
Unsecured Debtor	19,319.49
Total Pre-Petition Liabilities		41,207.64
Owners Equity (Deficit) Capital Stock or Owner Investment	15,849.68
Paid In Capital Surplus	605,059.88
Retained Earnings (Deficit) Pre-Petition	762,123.22
Post-Petition	75,177.64
Total Owners Equity		1,458,210.42
Total Liabilities and Owner’s Equity		1,966,416.76

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT SOLUTIONS, et al., Debtors.	) ) ) ) )	Case No. 05-12802 RGM Jointly Administered Chapter 11

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month November 1 to November 30, 2005
(All figures refer to post-petition transactions)

	This Month	Year to Date
(A) Total Sales/Income	(A)
Cost of Sales	318,865.66	1,437,844.49
Beginning Inventory	74,695.00	0.00
Purchases of Inventory	0.00	74,695.00
Less Ending Inventory	74,695.00	74,695.00
Direct Labor (Gross Salaries)	86,814.89	365,277.91
Purchased Services	106,547.75	508,474.49
(B) Total Cost of Sales (B)	193,362.64	873,752.40
(C) Gross Profit (C= A-B)	125,503.02	564,092.09
Operating Expenses Officers Salaries (Gross) Other Employee Salaries (Gross)	15,416.68	61,666.72
Taxes (Payroll: Employer’s Share)	24,974.89	108,871.38
Employee Benefits (Insurance, Pension, Plan, etc.	6,821.60	33,639.07
Employer’s Share)	26,354.65	116,817.31
Advertising	0.00	0.00
Bad Debts	0.00	0.00
Depreciation and Amortization	2,351.02	14,221.53
Entertainment	0.00	0.00
Insurance (Real Estate)	0.00	0.00
Insurance (Other)	188.24	734.27
Interest (Mortgage, Loans, etc.)	0.00	0.00
Leases (other than Rent)	0.00	0.00
Outside Services & Contractors	10,684.04	47,841.88
Professional Fees (Attorney, Accountant)	0	297.78
Rent and leases	13,277.38	38,784.37
Repairs and Maintenance	273.00	273.00
Supplies	577.83	3,978.12
Taxes (Real Property)	0.00	0.00
Taxes (Other)	0.00	0.00
Telephone	1,583.30	6,065.07
Travel	4,262.28	13,205.52
Utilities	0.00	0.00
U.S. Trustees Quarterly Fee	0.00	5,000.00

Case Number 05-12802 (Jointly Administered) Period Ending November 30, 2005 Income Statement Page 2

	This Month		Year to Date
Other Operating Expenses Overnight Delivery Dues and Subscriptions	926.79		4,509.90
Bank Fees	100.00		125.00
_______________________________	298.00		1,244.35
_______________________________	—		—
(D) Total Operating Expenses (D)	108,089.70		457,275.27
(E) Profit/Loss from operations (E= C-D) Other Income (Expenses)	17,413.32		106,816.82
Interest Income	—		—
Interest Expense	—		—
________________________	(_________________	)	(_______________ )
________________________	—		—
________________________	—		—
________________________	—		—
Extraordinary Items – In (Out)	—		—
Office Move Expenses	1,500.00		(2,106.88)
_________________________	—		—
_________________________	—		—
_________________________	—		—
(F) Total Other Income/Expense & Extraordinary Items (F)	1,500.00		(2,106.88)
(G) Income Before Taxes (G= E+F)	18,913.32		104,709.94
(H) Income Tax Expense (H)	—		—
(I) Net Income (Loss) (I= G-H)	18,913.32		104,709.94

NOTE: Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Solutions, et al. Case Number: 05-12802 Jointly Administered

CASH RECONCILIATION REPORT
(Business Debtor, Accrual Basis)
Calendar Month Ending November 30, 2005
(All figures refer to post-petition transactions)

	Operating Account	Totals
(A) Beginning Cash Balance (A)		190,138.76
(B) Net Income, (line (I), Form 9-BA) (B) Add Expenses Not Requiring Cash:
Depreciation	2,351.02	18,913.32
(C) Sub-Total (C)		2,351.02
(D) Cash from Operations (D = B + C) Other Sources (Uses) of Cash:
Sources (Uses)

Decrease (Incr.) – Accounts Receivable Decrease (Incr.) – Due to / From Xybernaut, Inc. Decrease (Incr.) – Prepaid & Other Current Assets Decrease (Incr.) – Inventory	66,381.65
Decrease (Incr.) – Equipment Computers	6,451.65
Increase (Decr) – Accum Depr.- Computers	(6,600.00)
Decrease (Incr.) – Equipment Demo Units	—
Increase (Decr) – Accum Depreciation-Demo Units	—
Decrease (Incr.) – Furniture & Fixtures	—
Increase (Decr) – Accum Depreciation-Furn &	—
Fixtures	—
Decrease (Incr.) – Leasehold Improvements	—
Increase (Decr) – Accum	—
Depreciation–Leasehold Imp	—
Decrease (Incr.) – Payroll Account	—
Increase (Decr) – Accounts Payable	(10,437.83)
Increase (Decr) – Accrued Interest	32,700.03
Increase (Decr) – Accrued P/R Taxes	—
Increase (Decr) – Accrued Salaries	—
Increase (Decr) – Accrued Rent	(13,578.55)
Increase (Decr) – Bonus Payable	—
Increase (Decr) – Accrued Commissions	2,357.50
Increase (Decr) – Accrued Vacation	4,893.05
Increase (Decr) – State Taxes Payable	—
Increase (Decr) – Notes Payable – Banks	133.51
Increase (Decr) – Deferred Revenue	(45,892.96)	21,264.34
(Less) Unrecorded bank service charges
(E) Total other Sources (Uses) of Cash (E)		36,408.05
(F) Ending Cash Balance (F= A+D+E)		247,811.15
(G) Balance per Bank Statement (G)		273,967.62
(H) Less Outstanding Checks (H)	26,156.47
(I) Add Deposits in Transit (I)	0.00
(J) Reconciled Bank Balance {J=(G-H) +I}		247,811.15

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.

In re: Xybernaut Solutions, et al. Case Number: 05-12802 Jointly Administered

CASH RECONCILIATION REPORT
Payroll and Tax Accounts

(Business Debtor, Accrual Basis)
Calendar Month Ending November 30, 2005
(All figures refer to post-petition transactions)

	Payroll	Tax
	Account	Account
(A) Beginning Cash Balance (A) Cash Receipts:	2,780.39	—
Transfers from Operating Account	183,234.43	—
Transfers from Payroll Account	—	—
Other — ___________________________________	—	—
(B) Total Cash Receipts (B)	183,367.94	—
(C) Cash Available (C= A+B) Cash Disbursements:
Gross Payroll for this period $169,012.31 Employee Benefits paid	186,148.33
Net Payroll Paid	11,271.19
Transfers to Tax Account	121,129.50
Taxes deposited or paid during period	—	—
Employee’s share of FICA Tax	6,814.20	—
Employer’s share of FICA Tax	6,814.20	—
Employee’s Federal Income Tax	21,110.58	—
Employee’s State Income Tax	5,484.84	—
Unemployment Tax	25.00	—
Bank Service Charges	44.22	—
Other: Advantage Payroll Service Fee	236.38	—
(D) Total Disbursements (D)	172,930.11	—
(E) Ending Cash Balance (E= C-D)	13,218.22	—
(F) Balance per Bank Statement (F)	18,644.37	—
(G) Less Outstanding Checks (G)	5,426.15	—
(H) Add Deposits in Transit	0.00	—
(I) Reconciled Bank Balance {I = (F-G) +H]	13,218.22	—

Ending Cash Balance (E) and Reconciled Bank Balance (I) should